EXHIBIT 10.59

                              Settlement Agreement
                            dated December 30, 1999,
                                     between
                             New York Skyline, Inc.
                                       and
                          Empire State Building Company

                              SETTLEMENT AGREEMENT

                  This Agreement is entered into as of December 30, 1999 by and between New York Skyline, Inc. ("Skyline"), a New York corporation with an office at 350 Fifth Avenue, New York, New York and Empire State Building Company ("ESBC"), a New York partnership with offices at 350 Fifth Avenue, New York, New York.

     WHEREAS, the parties to this Agreement are parties in an action titled New York Skyline, Inc. v. Empire State Building Company, et al., pending in the Supreme Court of the State of New York, County of New York (Index No. 606541/97) (the "Action"); and

     WHEREAS, the parties to this Agreement each desire, in order to avoid the further expense, inconvenience and burden of litigation, to settle their dispute and dispose of the Action and the claims asserted therein upon and the terms and conditions set forth below;

     NOW THEREFORE,  in consideration of the mutual covenants herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties to this Agreement stipulate and agree as follows:

                  Simultaneously with the execution of this Agreement, the parties to this Agreement shall execute a stipulation dismissing each and every cause of action asserted by Skyline in the Action in the form annexed hereto as Exhibit A (the "Stipulation"). ESBC will use reasonable efforts to have the other parties to the Action execute the Stipulation. In the event that all of the parties to the Action execute the Stipulation, ESBC shall promptly file the fully executed stipulation with the clerk of the court. In the event that not all of the parties to the action execute the Stipulation within thirty (30) days of the execution of this Agreement, ESBC and Skyline shall make a motion to the court seeking an order dismissing each and every cause of action asserted by Skyline as against each of the parties to the Action who has executed the Stipulation.

         1. Simultaneously with the execution of this Agreement, Skyline shall provide to Empire State Building Company ("ESBC") an executed release in the form annexed hereto as Exhibit B. At the same time, Skyline shall provide to ESBC executed release (the "Additional Releases") for Empire State Building, Inc. ("ESB, Inc."), Empire State Building Associates ("ESBA"), Neil H. Kessner, Kessner & Cyruli, f/k/a Neil H. Kessner & Associates (collectively, "Kessner"), Helmsley-Spear, Inc. ("Helmsley-Spear"), Stephen A. Tole ) ("Tole"), Eileen Aluska ("Aluska") and Peter L. Malkin ("Malkin") (ESBC, Inc., ESBA, Kessner, Helmsley-Spear, Tole, Aluska and Malkin are collectively the "Additional Parties") in the forms collectively annexed hereto as Exhibit C. ESBC's counsel, Duane, Morris & Heckscher LLP ("DMH"), shall hold each of the Additional Releases in escrow until such time as Skyline receives a release described in paragraph 3 below from an Additional Party. At such time, DMH shall provide the Additional Release to the Additional Party who has provided Skyline with a release. If Skyline does not receive such a release from an Additional Party within thirty (30) days of the execution of this Agreement, then DMH shall promptly return the Additional Release for that Additional Party to Skyline.


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         2.  Simultaneously  with the  execution of this  Agreement,  ESBC shall provide to Skyline an executed  release in the form annexed hereto as Exhibit D.
ESBC  shall  use  reasonable   efforts  to  have  ESB,  Inc.,   ESBA,   Kessner,
Helmsley-Spear, Tole, Aluska and Malkin provide to Skyline executed releases in the forms collectively annexed hereto as Exhibit E within thirty (30) days of thee execution of this Agreement.

         3. Simultaneously with the execution of this Agreement, Skyline and ESBC shall execute the Second Modification of License Agreement in the form annexed hereto as Exhibit F.

         4. Simultaneously with the execution of this Agreement, Skyline and ESBC shall execute the Third Lease Modification Agreement to the Lease dated February 266, 1993 in the form annexed hereto as Exhibit G.

         5. On or before April 30, 2000, Skyline may exercise an option to extend the lease dated April 14, 1994 in substantially the form annexed hereto as Exhibit H. However, if Skyline decides not to exercise the option, it shall notify ESBC of its decision not to extend the lease by March 31, 2000.

         6. In consideration of Skyline dismissing all its alleged claims against ESBC in connection with the Lease dated February 26, 1993, the Lease Modification Agreement dated February 8, 1994, the Lease dated April 14, 1994, the License Agreement dated February 26, 1993, and the License Modification Agreement dated March 1996, ESBC expressly acknowledges that any and all claims for rent and licensee fees previously alleged by ESBC to be owed by Skyline (which claims are now released pursuant to the terms and conditions of Exhibit D hereto) relate solely to the aforementioned agreements.

         7. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

     8. The parties to this Agreement agree to be responsible for their own costs and attorneys' fees with regard to the Action.

     9. This Agreement may not be waived, altered, amended or modified except by an agreement in writing and signed by the parties to the Agreement.

     10. The terms of this Agreement shall be binding on the parties to this Agreement and their successors and assigns.

     11. At and after the execution of this Agreement, the parties to this Agreement shall execute such further documents and take such further actions as are necessary or appropriate to effectuate the provisions of this Agreement and the settlement provided for herein.

     12. Other than as to any representations set forth herein, this Agreement is without an admission of any liability of any party to any other party, and is made solely to avoid the expense and inconvenience of further litigation. Each of the parties to this Agreement represents that it is entering into and executed this Agreement voluntarily, and no force, threat, duress, coercion, fraud or improper means has been exerted upon them by any person with respect thereto.

     13. Except as otherwise required or provided herein or hereby, neither this Agreement nor any of the terms hereof, nor any statements made herein, nor any negotiations or proceedings in connection herewith, shall constitute or be construed as or be deemed to be evidence of an admission on the part of any party to this Agreement of any liability or wrongdoing whatsoever, of the truth or untruth of any of the statements made or positions taken by any party with respect to the Action; nor shall this Agreement, or any of the terms hereof, or any statements made herein, or any negotiations or proceedings in connection herewith, be offered or received in evidence or used in any proceedings against the parties to this Agreement or used in any proceeding for any purpose whatsoever except with respect to effectuation and enforcement of this Agreement and the resolution of the Action.

     14. The parties to this Agreement shall cause their respective officers, directors, agents, servants, employees to abide by the terms of this Agreement.

     15. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement.

     16. If any provision of this Agreement or the application of all other provisions shall not be affected thereby.

     17. Whenever the text hereof requires, the use of the singular number shall include the appropriate plural number.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of this 30th day of December 1999.

NEW YORK SKYLINE, INC.

By: /s/ Robert Brenner
Name: Robert Brenner

Title: President/Chief
Executive Officer

EMPIRE STATE BUILDING COMPANY

By: Helmsley-Spear, Inc., Agent

By: /s/ John B. Trainor, Jr.
-------------------------
Name: John B. Trainor, Jr.
Title: Senior Vice President


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                                    EXHIBIT A

                                    CONTAINS:
                          STIPULATION OF DISCONTINUANCE
                                 WITH PREJUDICE

                                    EXHIBIT B

                                    CONTAINS:
                                RELEASE OF CLAIM
                      AGAINST EMPIRE STATE BUILDING COMPANY
                                       BY
                             NEW YORK SKYLINE, INC.




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                                    EXHIBIT C

                                    CONTAINS:
                                RELEASE OF CLAIM
                            AGAINST OTHER DEFENDANTS
                                       BY
                             NEW YORK SKYLINE, INC.




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                                    EXHIBIT D

                                    CONTAINS:
                                RELEASE OF CLAIM
                         AGAINST NEW YORK SKYLINE, INC.
                                       BY
                         EMPIRE STATE BUILDING COMPANY.

                                    EXHIBIT E

                                    CONTAINS:
                                RELEASE OF CLAIM
                         AGAINST NEW YORK SKYLINE, INC.
                                       BY
                                OTHER DEFENDANTS.

                                    EXHIBIT F

                                    CONTAINS:
                               SECOND MODIFICATION
                              OF LICENSE AGREEMENT
                                     BETWEEN
                          EMPIRE STATE BUILDING COMPANY
                                       AND
                             NEW YORK SKYLINE, INC.

                                    EXHIBIT G

                                    CONTAINS:
                        THIRD AMENDMENT OF LEASE BETWEEN
                          EMPIRE STATE BUILDING COMPANY
                                       AND
                             NEW YORK SKYLINE, INC.
                              CONCERNING OFFICES AT
                   350 FIFTH AVENUE, NEW YORK, NEW YORK 10118




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                                    EXHIBIT H

                                    CONTAINS:
                             OPTION TO EXTEND LEASE
                              CONCERNING OFFICES AT
                   350 FIFTH AVENUE, NEW YORK, NEW YORK 10118